                                                                    EXHIBIT 99.1

                          REGISTRATION RIGHTS AGREEMENT


        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the 28th day of December, 2000 by and among Incyte Genomics, Inc., a Delaware corporation ("Incyte") and the stockholders of Proteome, Inc., a Delaware corporation ("Proteome"), listed on Schedule A hereto (the "Holders").

        WHEREAS, Incyte, Donner Acquisition Corporation, a wholly owned subsidiary of Incyte ("Merger Subsidiary"), and Proteome have entered into that certain Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Proteome will be merged with and into Merger Subsidiary (the "Merger") and the Holders will receive pursuant to the Merger shares (the "Shares") of Incyte common stock, $.001 par value per share ("Common Stock"); and

        WHEREAS, in connection with the issuance of the Shares in the Merger, Incyte and the Holders desire to provide for the rights of the Holders with respect to the registration of certain of the Shares according to the terms of this Agreement.

                NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. Definitions.

        1.1 The term "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        1.2 The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

        1.3 The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 10 hereof;

        1.4 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

        1.5 The term "Registrable Securities" means (i) the Shares held by each Holder (rounded up to the nearest whole share), and (ii) Common Stock issued prior to the Effective Date (as defined in Section 2.1 below) as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's registration rights are not assigned; provided, however, that any Shares previously sold to the public pursuant to a registered public offering or pursuant to Rule 144 under the Securities Act shall cease to be Registrable Securities.

        1.6 The term "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

        1.7 All other capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement to which this Exhibit D is attached.

        2. Registration.

        2.1 Subject to Section 3.1 hereof, Incyte shall prepare and file with the Commission a registration statement on Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering the then outstanding Registrable Securities then held by each Holder (the "Registration Statement"), and shall use all reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable after the Closing Date. The date such Registration Statement is declared effective is hereinafter referred to as the "Effective Date."

        2.2 A Holder may inform Incyte in writing that such Holder wishes to exclude all or a portion of its Registrable Securities from the Registration Statement.

        2.3 The registration of the Registrable Securities provided for in this
Section 2 shall not be underwritten.

        3. Obligations of Incyte. Incyte shall, as expeditiously as reasonably possible:

        3.1 Prepare and file with the Commission the Registration Statement and use its reasonable efforts to cause the Registration Statement to become effective on or prior to the Effective Date, and keep the Registration Statement continuously effective under the Securities Act until the earlier of the expiration of two years after the Closing Date or the date on which this Agreement has terminated with respect to all the Holders of Registrable Securities (such period is hereinafter referred to as the "Effectiveness Period"). In the event that, in the reasonable judgment of Incyte, it is advisable to postpone the filing or effectiveness of the Registration Statement or, if effective, to suspend use of the prospectus relating to the Registration Statement for a discrete period of time, but not in excess of 60 days, (a "Deferral Period") due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which Incyte believes public disclosure will be prejudicial to Incyte, Incyte shall deliver a certificate in writing, signed by its Chief Executive Officer or Chief Financial Officer, to each Holder, to the effect of the foregoing and, upon receipt of such certificate, each Holder agrees not to dispose of such Holder's Registrable Securities covered by the Registration Statement (other than in transactions exempt from the registration requirements under the Securities Act) until such Holders are advised in writing by Incyte that use of the prospectus may be resumed; provided, however, that executive officers and directors of Incyte shall be prohibited from selling shares of Incyte Common Stock during the Deferral Period and there shall be no more than one Deferral Period prior to the Effectiveness Period and the aggregate number of days included in all Deferral Periods during the Effectiveness Period shall not exceed 120 days. Subject to the last clause of the first sentence of this Section 3.1, the

Effectiveness Period shall be extended for a period of time equal to any Deferral Period that occurs during the Effectiveness Period.

        3.2 Prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

        3.3 Furnish to the Holders covered by the Registration Statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Registrable Securities.

        3.4 Use all reasonable efforts to register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such United States jurisdictions as shall be reasonably requested by the Holders thereof and keep such registrations and qualifications in effect during the Effectiveness Period, provided that Incyte shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

        4. Obligations of the Holders; Procedures for Sales of Shares Under the Registration Statement.

        4.1 It shall be a condition precedent to the obligations of Incyte to take any action pursuant to this Agreement that the selling Holders shall furnish to Incyte such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities. Incyte agrees to permit all customary methods of disposition (other than underwritten offerings) to be included in the plan of distribution described in the Registration Statement and, to the extent permitted by law and reasonably concurred with by counsel for Incyte, the plan of distribution for any Holder that is a partnership may include distributions to partners of such partnership.

        4.2 For any offer or sale of any of the Registrable Securities under the Registration Statement by a Holder in a transaction that is not exempt under the Securities Act, the Holder, in addition to complying with any other federal securities laws, shall deliver a copy of the final prospectus (together with any amendment of or supplement to such prospectus) of Incyte covering the Registrable Securities, in the form furnished to the Holder by Incyte, to the purchaser of any of the Registrable Securities on or before the settlement date for the purchase of such Registrable Securities.

        4.3 Upon the receipt by a Holder of any notice from Incyte of (1) the existence of any fact or the happening of any event as a result of which the prospectus included in the Registration Statement, as the Registration Statement is then in effect, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (2) the issuance by the Commission of any stop order or injunction suspending or enjoining the use or the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, or the taking of any similar action by the securities regulators of any state or other jurisdiction, or (3) the request by the Commission or any other federal or state governmental agency for amendments or supplements to the Registration Statement or related prospectus or for additional information related thereto, such Holder shall forthwith discontinue disposition of such Holder's Registrable Securities covered by the Registration Statement or related prospectus (other than in transactions exempt from the registration requirements under the Securities Act) until such Holder's receipt of the supplemented or amended prospectus or until such Holder is advised in writing by Incyte that the use of the applicable prospectus may be resumed. In such a case, Incyte shall as promptly as practicable (i) prepare an amendment to correct or update the prospectus, (ii) use its reasonable efforts to remove the impediments referred to in subclause
(ii) above, or (iii) comply with the requests referred to in subclause (3) above, and the Effectiveness Period shall be extended by the number of days from and including the date of the giving of such notice to and including the date when each Holder shall have received a copy of the supplemented or amended prospectus or when such Holder is advised in writing by Incyte that the use of the applicable prospectus may be resumed.

        5. Expenses. Incyte shall bear and pay all expenses incurred by Incyte in connection with any registration, filing or qualification of Registrable Securities with respect to the Registration Statement for each Holder thereof (which right may be assigned as provided in Section 8 hereof), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto, fees and disbursements of counsel for Incyte, blue sky fees and expenses, including fees and disbursements of counsel related to all blue sky matters, the expenses of providing materials pursuant to Section 3.3 hereof, but excluding the fees and disbursements of counsel for the selling Holders, stock transfer taxes that may be payable by the selling Holders, and all underwriting, brokerage or other discounts and commissions relating to Registrable Securities, which shall be borne by the Holders.

        6. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying the Registration Statement as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

        7. Indemnification. In the event any Registrable Securities are included in the Registration Statement under this Agreement:

        7.1 To the extent permitted by law, Incyte will indemnify and hold harmless each Holder of such Registrable Securities, the officers and directors of each such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Incyte of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and Incyte will reimburse each such Holder, officer or director, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Incyte (which consent shall not be unreasonably withheld), nor shall Incyte be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, or controlling person.

        7.2 To the extent permitted by law, each selling Holder will indemnify and hold harmless Incyte, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls Incyte within the meaning of the Securities Act, and any other Holder selling securities in the Registration Statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which Incyte or any such director, officer or controlling person, or other such Holder or director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by Incyte or any such director, officer, controlling person, or other Holder, director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this Section 7.2 exceed the gross proceeds received by such Holder from the sale of Registrable Securities as contemplated hereunder.

        7.3 Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

        7.4 The obligations of Incyte and the Holders under this Section 7 shall survive the completion of any offering of Registrable Securities in the Registration Statement under this Agreement, and otherwise.

        8. Assignment of Registration Rights. The rights to cause Incyte to register Registrable Securities pursuant to this Agreement may be assigned by any Holder (i) who transfers Registrable Securities with a value (based on the closing price of the Common Stock as of the trading day immediately prior to the date of transfer) of at least $250,000 or, if less, all of his, her or its shares of Registrable Securities or (ii) in a transfer that does not require the amendment or supplement of the Registration Statement and prospectus; provided, in each case, Incyte is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. Notwithstanding the foregoing, a Holder that is a partnership may assign its rights hereunder to its partners in connection with a distribution of Registrable Securities to such partners without limitation on the amount of Registrable Securities being transferred. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 8.

        9. Termination of Registration Rights. Incyte's obligations pursuant to this Agreement (other than those in Section 7) shall terminate as to any Holder of Registrable Securities on the earlier of (i) when the Holder can sell all of such Holder's Registrable Securities pursuant to Rule 144 under the Securities Act during any 90-day period or (ii) on expiration of the Effectiveness Period.

        10. Miscellaneous.

        10.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        10.2 Notices. Unless otherwise provided, any notice, request, demand or other communication required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or when sent by telex, telecopier (with receipt confirmed), or overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows (or at such other address as a party may designate by notice to the other):

        If to Incyte:       Incyte Genomics, Inc.
                            3160 Porter Drive
                            Palo Alto, CA 94304
                            Attention:  Chief Executive Officer
                            Telecopier:  (650) 845-4574

        with a copy to:     Pillsbury Madison & Sutro LLP
                            50 Fremont Street
                            San Francisco, CA 94105
                            Attention: Stanton D. Wong, Esq.
                            Telecopier: (415) 983-1200

        If to the Holders:  to their respective addresses shown on the signature pages hereto

        with a copy to:     Mintz, Levin, Cohn, Ferris, Glovsky, and Popeo, P.C.
                            One Financial Center
                            Boston, MA 02111
                            Attention:  Jeffrey M. Wiesen, Esq.
                            Telecopier: (617) 542-2241

        10.3 Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party against whom such waiver is sought to be enforced. No waiver by either party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

        10.4 Severability. If one or more provisions of this Agreement are held to be unenforceable, invalid or void by a court of competent jurisdiction, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        10.5 Termination of Other Agreements. Holders hereby terminate their rights under (i) the Registration Rights Agreement dated as of December 23, 1999 by and between the Holders signatory thereto and Proteome and (ii) First Amended and Restated Stockholders' Agreement dated as of December 23, 1999 by and between the Holders signatory thereto and Proteome; and agree that as of the date hereof such agreements will be of no further force or effect.

        10.6 Entire Agreement; Amendments.

        (a) Except as otherwise provided herein, this Agreement contains the entire understanding of the parties with respect to the matters covered herein and supersedes all prior agreements and understandings, written or oral, between the parties relating to the subject matter hereof.

        (b) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Incyte and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and Incyte.

        10.7 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware (irrespective of its choice of law principles).

        10.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        10.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Any reference in this Agreement to a statutory provision or rule or regulation promulgated thereunder shall be deemed to include any similar successor statutory provision or rule or regulation promulgated thereunder.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            INCYTE GENOMICS, INC.:


                                            By: /s/ ROY A. WHITFIELD
                                               ---------------------------------
                                            Name: Roy A. Whitfield
                                                 -------------------------------
                                            Title: Chief Executive Officer
                                                  ------------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:


                                            Print or Type Name of Holder

                                            BOSTON MILLENNIA ASSOCIATES I
                                            PARTNERSHIP


                                            By       /s/ MARTIN J. HERNON
                                               ---------------------------------
                                            Name     MARTIN J. HERNON
                                               ---------------------------------
                                            Title    GENERAL PARTNER
                                               ---------------------------------

                                            Address: 30 ROWES WHARF
                                                    ----------------------------
                                                     BOSTON, MA 02110
                                                    ----------------------------

                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:


                                            BOSTON MILLENNIA PARTNERS LIMITED
                                            PARTNERSHIP

                                            Print or Type Name of Holder

                                            By: Glen Partners Limited
                                                Partnership


                                            By       /s/ MARTIN J. HERNON
                                               ---------------------------------
                                            Name     MARTIN J. HERNON
                                               ---------------------------------
                                            Title    General Partner
                                               ---------------------------------

                                            Address: 30 Rowes Wharf
                                                    ----------------------------
                                                     Boston MA 02110
                                                    ----------------------------

                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:


                                            WILLIAM BLAIR CAPITAL PARTNERS VI,
                                            L.P.

                                            Print or Type Name of Holder


                                            By       /s/ A. M. MINOCHERHOMJEE
                                               ---------------------------------
                                            Name     Arda M. Minocherhomjee Jr.
                                               ---------------------------------
                                            Title    Managing Director
                                               ---------------------------------

                                            Address: 222 W. Adams St.
                                                    ----------------------------
                                                     Chicago, IL 60606
                                                    ----------------------------

                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:




                                            Print or Type Name of Holder


                                            By       /s/ JAMES I. GARRELS
                                               ---------------------------------
                                            Name     James I. Garrels
                                               ---------------------------------
                                            Title
                                               ---------------------------------

                                            Address: 111 Hart St.
                                                    ----------------------------
                                                     Beverly MA 01915
                                                    ----------------------------

                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:




                                            Print or Type Name of Holder


                                            By       /s/ Joan E. Brooks
                                               ---------------------------------
                                            Name     JOAN E. BROOKS
                                               ---------------------------------
                                            Title
                                               ---------------------------------

                                            Address: 111 Hart St.
                                                    ----------------------------
                                                     Beverly, MA 01915
                                                    ----------------------------

                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:


                                            Print or Type Name of Holder


                                            By       /s/ HELEN GARRELS
                                               ---------------------------------
                                            Name     Helen Garrels
                                               ---------------------------------
                                            Title
                                               ---------------------------------

                                            Address: 9209 Sycamore Rd
                                                    ----------------------------
                                                     Danville, Ia 52623
                                                    ----------------------------

                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:


                                            Print or Type Name of Holder

                                            Hazen Farms Inc.


                                            By       /s/ DALE HAZEN
                                               ---------------------------------
                                            Name
                                               ---------------------------------
                                            Title    President
                                               ---------------------------------

                                            Address: 22643 220th Ave.
                                                    ----------------------------
                                                     Mt. Union
                                                    ----------------------------

                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:


                                            Print or Type Name of Holder


                                            By       Hazen Supply Corp.
                                               ---------------------------------
                                            Name     /s/ DALE HAZEN
                                               ---------------------------------
                                            Title    President
                                               ---------------------------------

                                            Address: 22643 220th Ave
                                                    ----------------------------
                                                     Mt. Union Iowa 52644
                                                    ----------------------------

                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:


                                            Print or Type Name of Holder


                                            By       /s/ SUSAN E. PAYNE
                                               ---------------------------------
                                            Name     SUSAN E. PAYNE
                                               ---------------------------------
                                            Title
                                               ---------------------------------

                                            Address: 7504 ALDRICH AVE. S.
                                                    ----------------------------
                                                     RICHFIELD, MN
                                                    ----------------------------
                                                     55423
                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:


                                            NORMAN A. JACOBS

                                            Print or Type Name of Holder


                                            By       /s/ NORMAN A. JACOBS
                                               ---------------------------------
                                            Name
                                               ---------------------------------
                                            Title
                                               ---------------------------------

                                            Address: 141 WORTHEN ROAD
                                                    ----------------------------
                                                     LEXINGTON, MA 02421
                                                    ----------------------------

                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:


                                            Print or Type Name of Holder


                                            By       /s/ MARIA C. COSTANZO
                                               ---------------------------------
                                            Name     MARIA C. COSTANZO
                                               ---------------------------------
                                            Title
                                               ---------------------------------

                                            Address: 15 Renwick Hgts. Rd.
                                                    ----------------------------
                                                     Ithaca NY 14850
                                                    ----------------------------

                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                          HOLDER:


                                          Print or Type Name of Holder


                                          By /s/ H. OETTINGER & /s/ J. OETTINGER
                                             ---------------------------------
                                          Name  H. OETTINGER & J. OETTINGER
                                             ---------------------------------
                                          Title
                                             ---------------------------------

                                          Address: 189 DODGE RD
                                                  ----------------------------
                                                   RONLEY MA 01969
                                                  ----------------------------

                                                  ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:


                                            William E. Payne

                                            Print or Type Name of Holder


                                            By       /s/ WILLIAM E. PAYNE
                                               ---------------------------------
                                            Name     William E. Payne
                                               ---------------------------------
                                            Title
                                               ---------------------------------

                                            Address: 8 Pilgrim Hts
                                                    ----------------------------
                                                     Beverly, MA 01915
                                                    ----------------------------

                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:


                                            William E Payne and Deborah E.
                                            Sellers, JTWROS

                                            Print or Type Name of Holder


                                            By /s/ WILLIAM E. PAYNE
                                               /s/DEBORAH E. SELLERS
                                               ---------------------------------
                                            Name WILLIAM E. PAYNE
                                                 DEBORAH E. SELLERS
                                               ---------------------------------
                                            Title
                                               ---------------------------------

                                            Address: 8 Pilgram Hts
                                                    ----------------------------
                                                     Beverly, MA 01915
                                                    ----------------------------

                                                    ----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                            HOLDER:

                                            /s/ Brian Hill
                                            /s/ Rebecca Hill

                                            Print or Type Name of Holder


                                            By
                                               ---------------------------------
                                            Name
                                               ---------------------------------
                                            Title
                                               ---------------------------------

                                            Address:
                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------